Exhibit 99.1



msm05-1 - Price/Yield - 1A3

Morgan Stanley

Balance              $13,060,000.00   Delay             24                WAC(1)          5.92581    WAM(1)              356
Coupon               5.25             Dated             2/1/2005          NET(1)          5.67581    WALA(1)               4
Settle               2/28/2005        First Payment     3/25/2005

Price                100 PSA          150 PSA           200 PSA          300 PSA          350 PSA           400 PSA
                                Yield             Yield            Yield            Yield            Yield            Yield
        98.597656250             5.42              5.43             5.43             5.45             5.45             5.46
        98.722656250             5.40              5.41             5.42             5.43             5.43             5.44
        98.847656250             5.39              5.40             5.40             5.41             5.42             5.42
        98.972656250             5.38              5.38             5.39             5.40             5.40             5.40
        99.097656250             5.37              5.37             5.37             5.38             5.38             5.39
        99.222656250             5.35              5.36             5.36             5.37             5.37             5.37
        99.347656250             5.34              5.34             5.35             5.35             5.35             5.35
        99.472656250             5.33              5.33             5.33             5.33             5.33             5.34
        99.597656250             5.32              5.32             5.32             5.32             5.32             5.32
        99.722656250             5.30              5.30             5.30             5.30             5.30             5.30
        99.847656250             5.29              5.29             5.29             5.29             5.29             5.28

                 WAL            15.67             14.01            12.75            10.99            10.36             9.83
            Mod Durn             9.97              9.27             8.72             7.90             7.59             7.32
    Principal Window    Mar10 - Jan35     Mar10 - Jan35    Mar10 - Jan35    Mar10 - Jan35    Mar10 - Jan35     Mar10 - Jan35

           LIBOR_1MO             1.95              1.95             1.95             1.95             1.95             1.95
              Prepay          100 PSA           150 PSA          200 PSA          300 PSA          350 PSA          400 PSA








Price                           450 PSA        500 PSA
                                         Yield        Yield
        98.597656250                      5.46         5.47
        98.722656250                      5.44         5.45
        98.847656250                      5.43         5.43
        98.972656250                      5.41         5.41
        99.097656250                      5.39         5.40
        99.222656250                      5.37         5.38
        99.347656250                      5.35         5.36
        99.472656250                      5.34         5.34
        99.597656250                      5.32         5.32
        99.722656250                      5.30         5.30
        99.847656250                      5.28         5.28

                 WAL                      9.38         8.55
            Mod Durn                      7.08         6.61
    Principal Window             Mar10 - Jan35 Mar10 - Jan35

           LIBOR_1MO                      1.95         1.95
              Prepay                   450 PSA      500 PSA



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



msm05-1 - Price/Yield - 2A1

Morgan Stanley

Balance              $31,808,000.00   Delay             0                Index            LIBOR_1MO | 2.59  WAC(1)     5.92581
Coupon               2.89             Dated             2/25/2005        Mult / Margin    1.0 / .3          NET(1)     5.67581
Settle               2/28/2005        First Payment     3/25/2005        Cap / Floor      7.5 / .3

Price                100 PSA          150 PSA           200 PSA          300 PSA          350 PSA           400 PSA
                                Yield             Yield            Yield            Yield            Yield            Yield
               99-12             2.98              3.00             3.01             3.05             3.06             3.08
               99-16             2.97              2.98             2.99             3.02             3.03             3.05
               99-20             2.95              2.96             2.97             2.99             3.00             3.01
               99-24             2.94              2.94             2.95             2.97             2.97             2.98
               99-28             2.92              2.93             2.93             2.94             2.94             2.95
              100-00             2.91              2.91             2.91             2.91             2.91             2.91
              100-04             2.90              2.89             2.89             2.88             2.88             2.88
              100-08             2.88              2.88             2.87             2.86             2.85             2.84
              100-12             2.87              2.86             2.85             2.83             2.82             2.81
              100-16             2.85              2.84             2.83             2.80             2.79             2.78
              100-20             2.84              2.82             2.81             2.78             2.76             2.74

                 WAL            11.15              8.88             7.29             5.29             4.63             4.12
            Mod Durn             8.80              7.25             6.12             4.62             4.11             3.70
    Principal Window    Mar05 - Dec34     Mar05 - Dec34    Mar05 - Dec34    Mar05 - Dec34    Mar05 - Dec34     Mar05 - Dec34

           LIBOR_1MO             2.59              2.59             2.59             2.59             2.59             2.59
              Prepay          100 PSA           150 PSA          200 PSA          300 PSA          350 PSA          400 PSA




                                                WAM(1)               356
                                                WALA(1)                4


                                450 PSA        500 PSA
Price                                    Yield            Yield
               99.12                      3.10             3.12
               99-16                      3.06             3.08
               99-20                      3.02             3.03
               99-24                      2.99             2.99
               99-28                      2.95             2.95                                         99.22265625
              100-00                      2.91             2.91
              100-04                      2.88             2.87
              100-08                      2.84             2.83
              100-12                      2.80             2.79
              100-16                      2.76             2.75
              100-20                      2.73             2.71                                               0.125

                 WAL                      3.70             3.37
            Mod Durn                      3.37             3.09
    Principal Window             Mar05 - Dec34    Mar05 - Dec34

           LIBOR_1MO                      2.59             2.59
              Prepay                   450 PSA          500 PSA







This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


msm05-1 - Price/Yield - 3A5

Morgan Stanley

Balance              $10,000,000.00   Delay             0                Index            LIBOR_1MO | 2.59  WAC(2)    6.05738
Coupon               2.89             Dated             2/25/2005        Mult / Margin    1.0 / .3          NET(2)    5.80646
Settle               2/28/2005        First Payment     3/25/2005        Cap / Floor      7.5 / .3

Price                25 PPC           50 PPC            75 PPC           100 PPC          125 PPC           150 PPC
                                Yield             Yield            Yield            Yield            Yield            Yield
               99-12             2.99              3.03             3.09             3.16             3.22             3.28
               99-16             2.97              3.01             3.06             3.11             3.16             3.21
               99-20             2.96              2.98             3.02             3.06             3.10             3.14
               99-24             2.94              2.96             2.98             3.01             3.04             3.06
               99-28             2.92              2.93             2.95             2.96             2.98             2.99
              100-00             2.91              2.91             2.91             2.91             2.92             2.92
              100-04             2.89              2.89             2.88             2.87             2.85             2.84
              100-08             2.88              2.86             2.84             2.82             2.79             2.77
              100-12             2.86              2.84             2.81             2.77             2.73             2.70
              100-16             2.85              2.81             2.77             2.72             2.67             2.63
              100-20             2.83              2.79             2.73             2.67             2.61             2.55

                 WAL            10.20              5.95             3.87             2.78             2.19             1.81
            Mod Durn             8.18              5.13             3.50             2.59             2.06             1.72
    Principal Window    Mar05 - Jan31     Mar05 - May24    Mar05 - Feb18    Mar05 - Feb13    Mar05 - Nov10    Mar05 - Sep09

           LIBOR_1MO             2.59              2.59             2.59             2.59             2.59             2.59
              Prepay           25 PPC            50 PPC           75 PPC          100 PPC          125 PPC          150 PPC





                                                WAM(2)               356
                                                WALA(2)                4

Price                           175 PPC        200 PPC
                                         Yield           Yield
               99-12                      3.35            3.41
               99-16                      3.26            3.31
               99-20                      3.17            3.21
               99-24                      3.09            3.12
               99-28                      3.00            3.02
              100-00                      2.92            2.92
              100-04                      2.83            2.82
              100-08                      2.75            2.72
              100-12                      2.66            2.63
              100-16                      2.58            2.53
              100-20                      2.49            2.43

                 WAL                      1.54            1.33
            Mod Durn                      1.47            1.28
    Principal Window             Mar05 - Dec08   Mar05 - May08

           LIBOR_1MO                      2.59            2.59
              Prepay                   175 PPC         200 PPC




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


msm05-1 - Price/Yield - 4A1

Morgan Stanley

Balance              $63,240,000.00   Delay             0                Index            LIBOR_1MO | 2.59  WAC(2)     6.05738
Coupon               2.89             Dated             2/25/2005        Mult / Margin    1.0 / .3          NET(2)     5.80646
Settle               2/28/2005        First Payment     3/25/2005        Cap / Floor      7.5 / .3

Price                25 PPC           50 PPC            75 PPC           100 PPC          125 PPC          150 PPC
                                Yield             Yield            Yield            Yield            Yield             Yield
               99-12             2.98              3.01             3.04             3.08             3.13             3.17
               99-16             2.96              2.99             3.02             3.05             3.08             3.12
               99-20             2.95              2.97             2.99             3.01             3.04             3.07
               99-24             2.94              2.95             2.96             2.98             3.00             3.02
               99-28             2.92              2.93             2.94             2.95             2.96             2.97
              100-00             2.91              2.91             2.91             2.91             2.91             2.91
              100-04             2.90              2.89             2.88             2.88             2.87             2.86
              100-08             2.88              2.87             2.86             2.84             2.83             2.81
              100-12             2.87              2.85             2.83             2.81             2.79             2.76
              100-16             2.86              2.83             2.81             2.78             2.75             2.71
              100-20             2.84              2.81             2.78             2.74             2.70             2.66

                 WAL            11.99              7.84             5.55             4.17             3.27             2.65
            Mod Durn             9.33              6.46             4.77             3.69             2.96             2.44
    Principal Window    Mar05 - Jan35     Mar05 - Jan35    Mar05 - Jan35    Mar05 - Jan35    Mar05 - Jan35    Mar05 - Jan35

           LIBOR_1MO             2.59              2.59             2.59             2.59             2.59             2.59
              Prepay           25 PPC            50 PPC           75 PPC          100 PPC          125 PPC          150 PPC





                                                WAM(2)             356
                                                WALA(2)              4


Price                           175 PPC        200 PPC
                                         Yield           Yield
               99-12                      3.22            3.28
               99-16                      3.16            3.20
               99-20                      3.10            3.13
               99-24                      3.04            3.06
               99-28                      2.98            2.99
              100-00                      2.92            2.92
              100-04                      2.85            2.85
              100-08                      2.79            2.77
              100-12                      2.73            2.70
              100-16                      2.67            2.63
              100-20                      2.61            2.56

                 WAL                      2.19            1.85
            Mod Durn                      2.05            1.75
    Principal Window             Mar05 - Jan35   Mar05 - Jul12

           LIBOR_1MO                      2.59            2.59
              Prepay                   175 PPC         200 PPC




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.